PennyMac Mortgage Investment Trust September 10, 2019 Barclays Global Financial Services Conference Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; the occurrence of natural disasters or other events or circumstances that could impact the Company’s operations; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the degree and nature of the Company’s competition; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights, excess servicing spread and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; the Company’s exposure to risks of loss and disruptions in operations resulting from adverse weather conditions and man-made or natural disasters; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this presentation only. 2019 Barclays Global Financial Services Conference

PMT Is a Mortgage REIT with Unique Investment Strategies (1) PennyMac Financial Services, Inc. (NYSE: PFSI) (2) Source: Bloomberg, represents dividends and reinvestment of those dividends; as of August 31, 2019 (3) Pro forma to include the value of a 9.2 million share common equity issuance which settled on August 13, 2019 2019 Barclays Global Financial Services Conference Offers the opportunity for higher risk-adjusted returns enabled by the operational capabilities of PFSI(1) Organic investment creation resulting from PMT’s loan production Residential mortgage REIT started in 2009, focused on U.S. residential mortgage-related investments Total Returns to Shareholders(2) PMT Shareholders’ Equity ($ in millions) Strong balance sheet with low levels of leverage and a track record of successful, active capital management Seasoned executive management team with considerable mortgage industry experience (3)

We Have Successfully Transformed PMT PMT’s Equity Allocation at June 30, 2016 100% = $1.4 billion Credit Sensitive Strategies (61%) Interest Rate Sensitive Strategies (27%) PMT’s Equity Allocation at June 30, 2019 100% = $1.9 billion Transition to organically-generated investments in CRT and MSRs has improved PMT’s performance and outlook for growth; run-rate return on equity potential of 11% Interest Rate Sensitive Strategies (44%) Credit Sensitive Strategies (33%) 2019 Barclays Global Financial Services Conference 4 (1) Government-sponsored enterprise (GSE) credit risk transfer (CRT) (2) Mortgage servicing rights (MSRs) & excess servicing spread (ESS) (3) Mortgage-backed securities (MBS) (1) (2) (3) 2Q16 2Q19 GSE CRT $,120,797,508.41833331 $,476,343,927.31499994 Distressed loan investments $,730,486,502.6509167 $,125,016,562.87561461 Other credit sensitive strategies $13,461,206.925733333 $9,032,683.8496600017 MSRs & ESS $,346,692,899.33483338 $,674,576,274.70812559 Agency & Non-Agency senior MBS (incl. jumbo) $37,457,095.283333272 $,137,016,868.70309961 Correspondent production $,105,662,925.29794998 $,372,862,290.92523998 Cash & short-term investments $56,285,993.769249998 $49,001,636.698825002 Total $1,794,994,126.2985168 $2,655,443,388.4867897 GSE CRT Distressed loan investments Other credit sensitive strategies MSRs & ESS Agency & Non-Agency senior MBS (incl. jumbo) Correspondent production Cash & short-term investments

2019 Barclays Global Financial Services Conference Unique Capabilities Drive Organic Investment Growth GSE Credit Risk Transfer Investments MSR Investments MSRs represent the right to service mortgage loans; earns servicing and ancillary fees Owned as part of a comprehensive set of interest rate strategies Includes excess servicing spread, MBS and hedge instruments Attractive returns result from interest rate / prepayment risk, enhanced with leverage Up-front credit risk on high-quality loan production delivered by PMT to Fannie Mae Investment earns spread income on the portion of risk assumed (~ 4% of initial UPB(1)) Aligns with Fannie Mae’s interests to see increased levels of private capital investment in CRT Correspondent Production Acquisition and securitization of newly originated loans result in attractive investments, enabled by PFSI’s platform PMT’s ability to generate attractive investments through conventional correspondent production is unique among mortgage REITs (1) Unpaid principal balance

PMT Is a Leading Producer of Conventional Conforming Mortgages PMT’s Conventional Correspondent Production ($ in billions) Top Correspondent Producers(2) 5th largest producer of conventional conforming mortgages in the U.S.(2) Record volume in year-to-date 2019 Approximately 55% of the total correspondent loan market in the first half of 2019 was conventional conforming loans(2) (1) YTD as of August 31, 2019 (2) Source: Inside Mortgage Finance as of 2Q19 2019 Barclays Global Financial Services Conference (1) Rank Institution 1H19 Mkt. Share Mkt. Share H/H Δ 2H18 1Q19 4Q18 3Q18 1 Wells Fargo & Company, IA 0.16670370370370372 -1.9962963% $48.72 0.18666666666666668 $18.510000000000002 $22.08 $26.64 2 PennyMac Financial, CA 0.13621851851851852 ..38813538% $34.54 0.13233716475095786 $15.061 $18.059999999999999 $16.48 3 Chase, NJ 7.8% -0.59572158% $20.023 7.6716475095785441E-2 $7.1210000000000004 $8.1210000000000004 $11.901999999999999 4 Amerihome Mortgage, CA 6.8% -0.62561941% $19.260999999999999 7.3796934865900374E-2 $7.694 $9.0069999999999997 $10.254 5 Freedom Mortgage Corp., NJ 3.9725925925925928 1.15956577% $7.3420000000000005 2.813026819923372E-2 $5.23 $2.86 $4.4820000000000002 6 U.S. Bank Home Mortgage, MN 3.966666666666667 77777777777778001.77777778% $10.15 3.888888888888889E-2 $4.74 $4.33 $5.82 7 Flagstar Bank, MI 3.7% -0.7290166% $11.667999999999999 4.4704980842911878E-2 $4.157 $4.6769999999999996 $6.9909999999999997 8 Mr. Cooper/Nationstar, TX 3.3% 1.46002554% $5.8520000000000003 2.2421455938697318E-2 $3.11 $3.1640000000000001 $2.6880000000000002 9 Lakeview Loan Servicing, FL 3.2% .80616858% $6.3610000000000007 2.4371647509578546E-2 $3.2759999999999998 $3.2650000000000001 $3.0960000000000001 10 SunTrust Mortgage Inc., VA 1.9% -1.44265645% $7.7579999999999991 2.972413793103448E-2 $1.905 $3.4769999999999999 $4.2809999999999997 Top 10 Lenders 0.64262592592592582 BB&T Mortgage, NC 1.7% .0254023% $4.57 1.7509578544061304E-2 $1.4570000000000001 $1.6120000000000001 $2.9580000000000002 Citizens Bank, RI 1.6% .06458493% $4.3609999999999998 1.6708812260536398E-2 $1.669 $2.0779999999999998 $2.2829999999999999 Texas Capital Bank NA, TX 1.5% .17371648% $3.5659999999999998 1.3662835249042144E-2 $1.55 $1.768 $1.798 Caliber Home Loans, TX 1.4% -0.87282248% $5.9340000000000002 2.2735632183908047E-2 $1.4830000000000001 $2.2650000000000001 $3.669 Home Point Financial, MI 1.4% .39223499% $2.609 9.9961685823754792E-3 $1.3859999999999999 $1.415 $1.194 Total 1 $261 1 $109 $120 $141 ▲

GSE CRT Investments Continue to Grow and Perform Well CRT investments totaled over $2.5 billion at June 30th, driven by strong production growth Fannie Mae’s transition to a REMIC(2) structure has resulted in a greater percentage of PMT’s production being eligible for CRT (>80%) CRT investments are categorized as unfunded commitments until the aggregation phase is completed and settlement of the investment Credit performance of the loans underlying our CRT investments remains strong and in line with expectations (1) The fair value of CRT investments is reflected on the balance sheet as deposits securing CRT arrangements, firm commitments to purchase CRT securities and derivative and credit risk transfer strip assets, net of the interest-only security payable. Presented on a pro forma basis that reflects the face amount of firm commitment to purchase CRT securities, and the commitment to fund deposits securing CRT agreements, as applicable, for each period shown. (2) Real estate mortgage investment conduit CRT Investments(1) ($ in millions) 2019 Barclays Global Financial Services Conference 42369 42735 43100 43465 43281 Selected metrics for period ended: Underlying UPB of loans ($ in billions) $4.546265 $14.4 $26.8 $46.3 $59.6 60+ Days Delinquent % o/s UPB n/a 1.1999999999999999E-3 6.43E-3 2.5899999999999999E-3 2.6700000000000001E-3 Cumulative lifetime losses ($ in millions) $0 $0.09 $1.486 $3.6190000000000002 $5.3959999999999999

Return Contribution of the GSE Credit Risk Transfer Investments Annualized Return on Average CRT Equity Average CRT equity(1) ($ in millions) $403 $452 $490 $446 (1) Equity allocated represents management’s internal allocation across segments and investment strategies $452 $476 2019 Barclays Global Financial Services Conference Returns include fair value gains/losses driven by changes in credit spreads, recognition of fair value gains upon loan delivery under firm commitments to purchase CRT securities, and spread income

Interest Rate Sensitive Strategies Designed to Mitigate Interest Rate Volatility 2019 Barclays Global Financial Services Conference Gain in value with increasing rates Gain in value with decreasing rates MSRs ESS Agency MBS Interest Rate Hedges Estimated Sensitivity to Changes in Interest Rates at 6/30/19 Instantaneous parallel shock in interest rates (in bps) PMT’s interest rate risk exposure is managed on a “global” basis Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Contributes to stability of book value (1) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (2) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (3) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges (1) (2) (3)

Capital Is Being Deployed in New Investments (1) The fair value of CRT investments is reflected on the balance sheet as deposits securing CRT arrangements, firm commitments to purchase CRT securities and derivative and credit risk transfer strip assets, net of the interest-only security payable. Presented on a pro forma basis that reflects the face amount of firm commitment to purchase CRT securities. (2) Changes in fair value of CRT investments include the accrual of carry on firm commitments reflected in income as well as changes in fair value upon settlement of a CRT transaction Credit Sensitive Strategies Interest Rate Sensitive Strategies 2019 Barclays Global Financial Services Conference PMT’s Investment Activity by Strategy During the First Half 2019 Long-term mortgage asset Asset Balance (3/31/19) New investments Runoff / liquidations Fair value changes(2) Asset Balance(6/30/19) Balance New Investments FV Changes Credit Risk Transfer(1) $2,201.9190000000003 $324.25900000000001 $-3.8330000000005384 $38.262999999999998 $2,560.6079999999997 See "CRT Assets" tab From Dan Perotti (next tab) Distressed loans & REO $223.63299999999998 $0 $-45.249999999999972 $-6.1020000000000003 $172.28100000000001 Mortgage loans at fair value, level 3 + REO + RE Held for Invest on BS FV Changes: Valuation Changes from "Distressed Realized Unrealized Tab" FV Changes: Valuation Changes from "Distressed Realized Unrealized Tab" MSR & ESS $1,361.989 $153.428 $-54.342846940000072 $-,140.49115306000002 $1,320.5829999999999 Balance sheet MDA Invest Port for MSR and ESS FV Changes: Investor Slide Agency MBS $2,589.1060000000002 $81.201999999999998 $-91.186166210000465 $21.235166209999996 $2,600.357 Balance sheet MDA Invest Port for Agency MBS FV Changes: Investor Slide Total $6,376.6470000000008 $558.88900000000001 $-,194.61201315000105 $-87.094986850000026 $6,653.8289999999997 Long-term mortgage asset Asset Balance (12/31/18) New investments Runoff / liquidations Fair value changes(2) Asset Balance(6/30/19) Credit Risk Transfer(1) $1,877.5229999999999 $606.17599999999993 $-19.259000000000242 $96.168000000000006 $2,560.6079999999997 Updated 7.3137759999999998 Distressed Loans & REO $246.703 $0 $-65.828000000000003 $-8.5939999999999994 $172.28100000000001 Updated 9.4420889999999993 Distressed Loans and REO Q1 Q2 Total MSR & ESS $1,378.4789999999998 $285.80399999999997 $-,102.64969089999977 $-,241.5030909999999 $1,320.5829999999999 OK Loans 923 -6102 Agency MBS $2,610.422 $81.201999999999998 $-,144.86790321000035 $53.600903209999998 $2,600.357 OK REO -3561 146 -8594 Total $6,113.1270000000004 $973.1819999999999 $-,332.60459411000033 $-99.875405889999982 $6,653.8289999999997

Trends in PMT’s Dividends and Earnings per Common Share 2019 Barclays Global Financial Services Conference

2 Potential Changes in Housing Finance and Implication for PMT 2019 Barclays Global Financial Services Conference Treasury released plans for housing finance reform Seeks to end conservatorship of the GSEs and minimize taxpayer risk Seeks to facilitate competition in the housing finance market Outlines legislative and administrative actions required to enact reforms CFPB earlier announced a proposed rule to eliminate the “patch” that classifies all GSE loans as Qualified Mortgages (QM) Any significant reduction in the roles of Fannie Mae and Freddie Mac in the U.S. mortgage market would take time PMT has been a leader in providing meaningful private capital to invest in Agency residential mortgage credit As markets evolve, PMT is well-positioned to expand its investments to non-Agency loan and securitization interests Prime jumbo loans, building on previous securitization activities Prime non-QM and HELOC(1) products (1) Home Equity Line of Credit